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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 29, 1998


                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

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
               DELAWARE                              1-3473                          95-0862768
    (State or other jurisdiction of                (Commission                    (I.R.S. Employer
            incorporation)                        File Number)                   Identification No.)
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                8700 TESORO DRIVE, SAN ANTONIO, TEXAS 78217-6218
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 210-828-8484

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On May 29, 1998, Tesoro Petroleum Corporation ("Tesoro" or the "Company") completed the acquisition (the "Hawaii Acquisition") of all of the outstanding capital stock of BHP Petroleum Americas Refining Inc. and BHP Petroleum South Pacific Inc. (together, "BHP Hawaii"), both of which were affiliates of The Broken Hill Proprietary Company Limited ("BHP"). The acquisition includes a 95,000 barrel per day ("bpd") refinery in Kapolei, Hawaii, on the island of Oahu, approximately 20 miles west of Honolulu, and 32 (two of which are owned, but dealer operated) retail gasoline stations on Oahu, Maui and Hawaii.

Tesoro paid $243.5 million in cash at closing for the acquisition, including $68.5 million for estimated working capital, which is subject to post-closing adjustments to reflect actual net working capital at closing. In addition, Tesoro issued an unsecured, non-interest bearing promissory note (the "BHP Note") in the amount of $50 million for the Hawaii Acquisition, which is payable in five equal annual installments, beginning on the eleventh anniversary date of the closing. The BHP Note provides for earlier payment if the future financial performance of BHP Hawaii exceeds certain thresholds.

To ensure the continuity of crude supply to the Hawaii refinery, the Company also entered into a two-year agreement with an affiliate of BHP to assist Tesoro in acquiring crude oil feedstock sourced outside of North America and arranging for transportation of such crude oil to the Hawaii refinery.


To finance the cash consideration paid in the Hawaii Acquisition, the Company entered into a senior secured interim credit facility (the "Interim Credit Facility") provided by Lehman Commercial Paper, Inc., an affiliate of Lehman Brothers Inc. (which served as a financial advisor to the Company in connection with the Hawaii Acquisition). The Interim Credit Facility is comprised of a term loan facility aggregating $750 million and a revolving credit facility in the amount of $350 million. The Interim Credit Facility is guaranteed by substantially all of the Company's active direct and indirect subsidiaries (collectively, the "Guarantors"), and is secured by substantially all the domestic assets of the Company and each of the Guarantors.



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ITEM 5. OTHER EVENTS

Washington Acquisition

On May 1, 1998, Tesoro entered into a stock purchase agreement (the "Washington Agreement") to purchase (the "Washington Acquisition") all of the outstanding capital stock of Shell Anacortes Refining Company ("Shell Washington"), an affiliate of Shell Oil Company ("Shell"). Shell Washington owns and operates a 108,000 bpd refinery (the "Washington Refinery") located in Anacortes, Washington (on the Puget Sound, approximately 60 miles north of Seattle).

Under the terms of the Washington Agreement, the Company has agreed to pay at closing a purchase price of $237 million plus estimated working capital as of closing. The Company has made a $5 million earnest money deposit and has agreed to deposit in escrow by June 30, 1998, the balance of the purchase price. The Washington Agreement contains representations and warranties and other general provisions that are customary for transactions of this nature.

Shell is selling Shell Washington pursuant to agreements with the U.S. Federal Trade Commission (the "FTC") and the states of Oregon and Washington (the "States") resulting from its western states refining and marketing joint venture with Texaco. The closing of the Washington Acquisition is contingent upon the approval of the FTC and the States and other customary conditions. Tesoro currently anticipates that the Washington Acquisition will close on or after August 1, 1998.

Private Placement

Pursuant to Rule 135c of the Securities Act of 1933, as amended, attached hereto as Exhibit 99.2 and incorporated herein by reference is a press release by Tesoro Petroleum Corporation announcing plans to offer Senior Subordinated Notes in a private offering.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

                  (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.


                         The combined financial statements of BHP Petroleum Americas Refining Inc. and BHP Petroleum South Pacific Inc. have been previously filed in a Current Report on Form 8-K dated May 13, 1998.

                         Included as Exhibit 99.1 to this Form 8-K are the audited balance sheets of Shell Anacortes Refining Company as of December 31, 1996 and 1997 and the related statements of income, stockholders' equity and cash flows for the period from inception (January 4, 1996) through December 31, 1996 and the year ended December 31, 1997 and the unaudited balance sheets of Shell Anacortes Refining Company as of March 31, 1998 and the related statements of income and cash flows for the three months ended March 31, 1997 and 1998.

                  (b)    PRO FORMA FINANCIAL INFORMATION

                         Unaudited pro forma combined condensed financial statements of the Company and BHP Petroleum Americas Refining Inc. and BHP Petroleum South Pacific Inc. have been previously filed in a Current Report on Form 8-K dated May 13, 1998.

                  (c)    EXHIBITS

                  *2.1 Stock Sale Agreement, dated May 1, 1998, among the Company, Shell Anacortes Refining Company and Shell Refining Holding Company (incorporated by reference to the Company's Form 10-Q for the period ended March 31,
                         1998)

                 +12.1   Computation of Ratio of Earnings to Fixed Charges.

                 +23.1   Consent of Price Waterhouse LLP.

                 +23.2   Consent of Arthur Andersen LLP.

                 +23.3   Consent of Netherland, Sewell & Associates, Inc.

                 +99.1 Audited Financial Statements of Shell Anacortes Refining Company as of December 31, 1996 and 1997 and Unaudited Financial Statements of Shell Anacortes Refining Company as of March 31, 1998.

                 +99.2 Press release issued by Tesoro Petroleum Corporation on June 1, 1998.

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*  Previously filed.
+  Filed herewith.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TESORO PETROLEUM CORPORATION
                                                      REGISTRANT




Date: June 5, 1998                     By: /s/ JAMES C. REED, JR.
                                           -----------------------------------
                                           James C. Reed, Jr.
                                           Executive Vice President,
                                           General Counsel and Secretary


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                                 EXHIBIT INDEX

EXHIBIT                    DESCRIPTION
-------                    -----------

                  *2.1 Stock Sale Agreement, dated May 1, 1998, among the Company, Shell Anacortes Refining Company and Shell Refining Holding Company (incorporated by reference to the Company's Form 10-Q for the period ended March 31,
                         1998)

                 +12.1   Computation of Ratio of Earnings to Fixed Charges.

                 +23.1   Consent of Price Waterhouse LLP.

                 +23.2   Consent of Arthur Andersen LLP.

                 +23.3   Consent of Netherland, Sewell & Associates, Inc.

                 +99.1 Audited Financial Statements of Shell Anacortes Refining Company as of December 31, 1996 and 1997 and Unaudited Financial Statements of Shell Anacortes Refining Company as of March 31, 1998.

                 +99.2 Press release issued by Tesoro Petroleum Corporation on June 1, 1998.

----------------------------

*  Previously filed.
+  Filed herewith.



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